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                                                                       Exhibit j





                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference made to our firm under the caption "Other Information - Independent Auditors" and to the use of our report dated April 11, 2000 in this Registration Statement (Form N-1A Nos. 333-83071 and 811-09477) of ING Variable Insurance Trust.




                                           /s/ ERNST & YOUNG LLP
                                             ERNST & YOUNG LLP


New York, New York
April 11, 2000